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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) March 13, 1998 (March 11, 1998)
                                                   -------------------------


                               Pacific Enterprises
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                                   California
                  ---------------------------------------------
                  (State or other jurisdiction of incorporation


                1-40                             94-0743670
       ----------------------         ------------------------------------
       Commission File Number         (I.R.S. Employer Identification No.)


             555 West Fifth Street, Los Angeles, California 90013-1011
             ---------------------------------------------------------
                     (Address of principal executive offices)
                                  (Zip Code)


                               (213) 895-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On March 11, 1998, Commissioner Neeper of the California Public Utilities Commission (CPUC) issued an alternate proposed CPUC decision with respect to the proposed business combination of Pacific Enterprises and Enova Corporation. Commissioner Neeper's proposed decision is an alternate to the proposed CPUC decision issued by a CPUC Administrative Law Judge (ALJ) on February 23, 1998. Both proposed decisions would approve the proposed business combination but with differing time frames for sharing synergy savings between utility customers and shareholders. A Reply to Media
Inquiry to be used by Pacific Enterprises in responding to media and other inquiries concerning Commissioner Neeper's alternate proposed decision is attached to this Current Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
     ( c ) Exhibits
           99.1 Reply to Media Inquiry of Pacific Enterprises




SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENTERPRISES
---------------------
    (Registrant)


-----------------------------
Ralph Todaro
Vice President and Controller
(Chief Accounting Officer and
duly authorized signatory)
Date:  March 13, 1998
















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                           Reply to Media Inquiry


(The attached statement may be used to respond to inquiries concerning the alternate decision issued by CPUC Commissioner Neeper on the Pacific Enterprises - Enova Corporation merger.)



     On Wednesday, March 11, Commissioner Neeper issued an alternate decision on the Pacific Enterprises - Enova Corporation merger, calling for a 10-year timeline for sharing net merger synergy savings with customers and shareholders.

     Both companies are pleased with this alternate, as it addresses our only major concern over the Administrative Law Judge's (ALJ) proposed decision, which recommends a five-year time period for sharing of synergy savings. In the merger case that we filed at the Commission, we proposed a 50/50 sharing of the projected $1.1 billion in net savings or cost avoidances from the merger over 10 years. This is, in essence, what the alternate decision would deliver, although because of adjustments, customers would receive $557 million over 10 years ($212 million in the first five years) and shareholders would receive $531 million over 10 years ($199 million in the first five years).

     Commissioner Neeper's alternate doesn't preclude other commissioners from issuing their own alternate decisions. The CPUC schedule calls for a final decision on March 26, which may be the ALJ proposed decision, the Neeper alternate, or another decision.